UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 6, 2021
Date of Report (Date of earliest event reported)

BODY AND MIND INC.
(Exact name of registrant as specified in its charter)

Nevada	000-55940	98-1319227
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

750 – 1095 West Pender Street Vancouver, British Columbia, Canada	V6E 2M6
(Address of principal executive offices)	(Zip Code)

(800) 361-6312
Registrant’s telephone number, including area code

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (Section 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (Section 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

SECTION 8 – OTHER EVENTS

Item 8.01 Other Events

On May 6, 2021, Body and Mind Inc. (the “Company” or “BaM”) issued a news release to provide an update on construction in Ohio and cultivation operations in Arkansas.

BaM and NMG Ohio LLC have completed construction of the Ohio production facility and are in the final stages of obtaining local and state permits for operation. The production facility is located next to the Body and Mind dispensary west of Cleveland and anticipates producing a wide variety of Body and Mind branded offerings for the Ohio market.

“Our award-winning Body and Mind products have proven success in Nevada and California and we’re looking forward to expansion to the Ohio market”, stated Michael Mills, CEO of Body and Mind. “We continue to see strong growth in the Ohio market and applaud the recent announcement regarding measured expansion of dispensary licenses in the limited license state. Ohio has a population of roughly 11.5 Million (2019 US Census) and there are currently 52 dispensaries which have received a certificate of operation of 57 provisional dispensary licenses awarded. We intend to apply for new licenses as the process opens and continue to advance additional license applications across other jurisdictions.”

Cultivation operations are advancing in Arkansas with Comprehensive Care Group. The cultivation facility was built out in 2020 and the required cultivation equipment has recently been installed. Last month, after receiving approval to begin cultivation operations from the State, seeds were sprouted and plant growth is now underway. “We look forward to increasing the number of plants over time as the state rules allow, and to be able to provide our Body and Mind flower quality to the patients of Arkansas,” stated Trip Hoffman, COO of Body and Mind.

Arkansas is a limited license medical state with a population of over three million (2019 US Census). The State has currently approved 38 dispensaries with a total of 32 dispensaries currently open and six anticipated to open in 2021. In 2020, a ballot initiative was launched to qualify adult-use measures, however, the campaign fell short on signatures stemming from challenges around the COVID-19 pandemic.

The Company is pleased to announce that it will be presenting next week at the Canaccord Cannabis Virtual Conference on Tuesday, May 11, 2021.

A copy of the news release is attached as Exhibit 99.1 hereto.

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SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

99.1	News Release dated May 6, 2021.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY AND MIND INC.

DATE: May 7, 2021	By:	/s/ Michael Mills
Michael Mills
President, CEO and Director

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